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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB into the Company's previously filed Registration Statements Nos. 333-4386 and 333-2190.

                                            /s/ Arthur Andersen LLP




Seattle, Washington
June 12, 2000